As filed with the Securities and Exchange Commission on August 31, 1999

                                                              File Nos. 33-69686
                                                                        811-8064

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 46
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 47

                             THE MONTGOMERY FUNDS II
             (Exact Name of Registrant as Specified in its Charter)

                              101 California Street
                         San Francisco, California 94111
                     (Address of Principal Executive Office)

                                 (415) 572-3863
              (Registrant's Telephone Number, Including Area Code)

                       Johanne Castro, Assistant Secretary
                              101 California Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)

                            -------------------------

               It is proposed that this filing will become effective:

                     immediately upon filing pursuant to Rule 485(b)
               -----

                     on ___________________ pursuant to Rule 485(b)
               -----

                 X    60 days after filing pursuant to Rule 485(a)(1)
               -----

                      75 days after filing pursuant to Rule 485(a)(2)
               -----

                      on _________________ pursuant to Rule 485(a)(1)
               -----

                                 ---------------

                     Please Send Copy of Communications to:

                               JULIE ALLECTA, ESQ.
                              DAVID A. HEARTH, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104
                                 (415) 835-1600

                             THE MONTGOMERY FUNDS II

                    CONTENTS OF THE POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

         Facing Sheet

         Contents of the Post-Effective Amendment

         Part A - Combined  Prospectus for Class P  shares  of  Montgomery  U.S.
                  Asset   Allocation   Fund  and   various   series  of  another
                  Registrant, The Montgomery Funds (File Nos.
                  33-34841 and 811-6011).

         Part B - Combined Statement of Additional Information for Class R shares of the Montgomery Global Long-Short Fund and the Montgomery U.S. Asset Allocation Fund and various series of another Registrant, The Montgomery Funds (File Nos. 33-34841 and 811-6011), and Class P shares of certain Funds us incorporated by reference to Post-Effective Amendment No. 44

         Part C - Other Information

         Signature Page

         Exhibits

--------------------------------------------------------------------------------

                                     PART A

                    COMBINED PROSPECTUS FOR CLASS P SHARES OF
                      MONTGOMERY U.S. ASSET ALLOCATION FUND
                                       AND
                     VARIOUS SERIES OF THE MONTGOMERY FUNDS

--------------------------------------------------------------------------------

Prospectus

October 31, 1999



The Montgomery FundsSM

U.S. Equity Funds
     Growth Fund
     Small Cap Fund
     Equity Income Fund

International & Global Equity Funds
     International Growth Fund
     International Small Cap Fund
     Emerging Markets Fund

Multi-Strategy Funds
     Select 50 Fund
     U.S. Asset Allocation Fund

U.S. Fixed-Income & Money Market Funds
     Short Duration Government Bond Fund
     Government Money Market Fund
     California Tax-Free Intermediate Bond Fund


The Montgomery Funds have registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

---------------------------
     How to Contact Us
---------------------------

[Sidebar]

Montgomery Shareholder
Service Representatives
800.572.FUND [3863]
Available 6 A.M. to 5 P.M.
Pacific time

Montgomery Web Site
www.montgomeryfunds.com

Address General
Correspondence to:
The Montgomery Funds
101 California Street
San Francisco, CA
94111-9361


TABLE OF CONTENTS

     U.S. Equity Funds
          Montgomery Growth Fund.............................................
          Montgomery Small Cap Fund..........................................
          Montgomery Equity Income Fund......................................
     International and Global Equity Funds
          Montgomery International Growth Fund...............................
          Montgomery International Small Cap Fund............................
          Montgomery Emerging Markets Fund...................................
     Multi-Strategy Funds
          Montgomery Select 50 Fund..........................................
          Montgomery U.S. Asset Allocation Fund..............................
     U.S. Fixed-Income and Money Market Funds
          Montgomery Short Duration Government Bond Fund.....................
          Montgomery Government Money Market Fund............................
          Montgomery California Tax-Free Intermediate Bond Fund..............
     Portfolio Management....................................................
     Additional Investment Strategies and Related Risks......................
          The Euro:  Single European Currency................................
          Defensive Investments..............................................
          Portfolio Turnover.................................................
          The Year 2000......................................................
          Additional Benchmark Information...................................
     Financial Highlights....................................................
     Account Information.....................................................
          Becoming a Montgomery Shareholder..................................
          How Fund Shares are Priced.........................................

          Buying Additional Shares...........................................
          Exchanging Shares..................................................
          Selling Shares.....................................................
          Other Policies.....................................................
          Tax Information....................................................
          After You Invest...................................................


This prospectus contains important information about the investment objectives, strategies and risks of The Montgomery Funds that you should know before you invest in them. Please read it carefully and keep it on hand for future reference. Please be aware that The Montgomery Funds:

[]   Are not bank deposits

[] Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)

You should also know that you could lose money by investing in the Funds.

This prospectus describes only the Funds' Class P shares, which are sold only through financial intermediaries and financial professionals. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

                                                               U.S. EQUITY FUNDS
Growth Fund | MNGFX

Objective

[] Seeks long-term capital appreciation by investing in growth-oriented U.S. companies


Strategy  [clipart]

The Fund may invest in U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.

The Fund's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to the firms' growth potential. The managers rigorously analyze all prospective holdings by subjecting them to the following three steps of their investment process:

[]   Identify companies with improving business fundamentals

[] Conduct in-depth analysis of each company's current business and future prospects

[] Analyze each company's price to determine whether its growth prospects have been discovered by the market


Risks   [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is overweighted in certain market sectors compared with the Standard and Poor's 500 Composite Price Index, the Fund may be more volatile than the S&P 500.

When the Fund's portfolio managers think that market conditions are not favorable or when they are unable to locate attractive investments, they may (but are not required to) temporarily increase the Fund's cash position. Larger cash positions can be a defensive measure in adverse market conditions. Should the market advance, however, the Fund may not participate as much as it might have if more of its assets were invested in stocks.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]

      1997               1998
------------------- -----------------
      x.xx%              2.02%

During the two-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

Growth Fund                                  2.02%             15.11%
S&P 500 Index                               28.75%              x.xx%
----------------------------------------------------------------------------
                                            1 Year            Inception
                                                              (1/12/96)

1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98


Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               0.95%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.45%

Total Annual Fund Operating Expenses                                                             1.65%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
----------------------------------------------------------
  $167          $519          $895            $1,947


                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                    Roger Honour
                                                                  Kathryn Peters
                                                    For more details see page __

                                                        For financial highlights
                                                                    see page ___

Small Cap Fund | MNSCX

Objective

[] Seeks long-term capital appreciation by investing in rapidly growing U.S. small-cap companies


Strategy  [clipart]

The  Fund  invests  at least  65% of its  total  assets  in the  stocks  of U.S.
companies whose shares have a total stock market value (market capitalization) of $1.5 billion or less at the time of purchase.

The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

[]   Gain market share within their industries

[]   Deliver consistently high profits to shareholders

[]   Increase their corporate earnings each quarter

[] Provide solutions for current or impending problems in their respective industries or in society overall


Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is overweighted in certain market sectors compared with the Russell 2000 Index, the Fund may be more volatile than the Russell 2000.

The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
    1997          1998
-------------- -----------
    x.xx%        -8.19

During the two-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

Small Cap Fund                           -8.19%                  4.93%
Russell 2000 Index                       -2.55%                  x.xx%
-------------------------------------------------------------------------------
                                         1 Year                Inception
                                                               (7/1/96)


1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98


Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.00%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.32%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.57%

*  $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
  $159          $495          $853            $1,860

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                  Stuart Roberts
                                                                    Brad Kidwell
                                                                    Cam Philpott
                                                  For more details see page ___.

                                                        For financial highlights
                                                                    see page ___

Equity Income Fund | MNEIX

Objective

[] Seeks current income and long-term capital appreciation while striving to minimize portfolio volatility by investing in large, dividend-paying U.S. companies


Strategy  [clipart]

The Fund seeks to provide a greater yield than the average yield of Standard & Poor's 500 Composite Price Index stocks by investing at least 65% of its total assets in dividend-paying stocks of large U.S. companies.

The Fund's strategy is to identify mature companies that have a history of paying regular dividends to shareholders and offer a dividend yield well above their historical average and/or the market's average. (Dividend yield is calculated by dividing the dividend a company pays out per share of common stock by the stock market price of those shares.) The Fund typically invests in companies for two to four years. The portfolio manager will usually begin to reduce the Fund's position in a company as its share price moves up and its dividend yield drops to the lower end of its historical range. He may also pare back or sell the Fund's position in a company that reduces or eliminates its dividend or if he believes that the company is about to do so.


Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Increased interest rates may reduce the value of your investment in this Fund. Although the Fund seeks to provide a consistent level of income to shareholders, its yield may fluctuate significantly in the short term.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
       1997               1998
------------------- -----------------
      x.xx%              10.11%

During the two-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

Equity Income Fund                       10.11%                  18.42%
S&P 500 Index                            28.75%                   x.xx%
--------------------------------------------------------------------------------
                                         1 Year                 Inception
                                                                (3/11/96)

1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98


Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.60%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.62%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.47%
    Fee Reduction and/or Expense Reimbursement                                                   0.37%

Net Expenses                                                                                     1.10%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 0.85%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $112          $349          $605            $1,336

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                    William King
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

                                                            INTERNATIONAL GLOBAL
                                                                    EQUITY FUNDS
International Growth Fund | MNIGX

Objective

[] Seeks long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States


Strategy  [clipart]

The Fund invests at least 65% of its total assets in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.

The portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio managers purchase shares of companies that they consider to be under- or reasonably-valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
       1997               1998
------------------- -----------------
      x.xx%              28.65%

During the two-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

International Growth Fund                28.65%                 20.14%
MSCI EAFE Index+                         20.00%                  x.xx%
------------------------------------------------------------------------------
                                         1 Year               Inception
                                                              (3/11/96)

+See page __ for a description of this index.


1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98


Fees & Expenses   [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.12%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.73%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.10%
    Fee Reduction and/or Expense Reimbursement                                                   0.20%

Net Expenses                                                                                     1.90%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 1.65%. This contract has a 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $192          $595         $1,024           $2,213

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                      John Boich
                                                                    Oscar Castro
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

International Small Cap Fund | MNISX

Objective

[] Seeks long-term capital appreciation by investing in small-cap companies in developed stock markets outside the United States


Strategy [clipart]

The Fund invests at least 65% of its total assets in the stocks of companies outside the United States whose shares have a market value (market capitalization) profile consistent with the Salomon Smith Barney World Extended Market Index excluding the United States. (This index had a weighted average market capitalization of $2.3 billion and a median market capitalization of $404 million on March 31, 1999.) The Fund typically invests most of its assets in the developed stock markets of western Europe and Asia, particularly the United Kingdom, France, Germany, Italy, Sweden and Japan. The Fund invests in at least three different countries outside the United States, with no more than 40% of its assets in any one country.

The Fund's portfolio manager seeks well-managed, small-cap companies that he believes will be able to increase sales and corporate earnings on a sustained basis. The portfolio manager must consider the shares of these companies to be under- or reasonably valued relative to their long-term prospects and favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Funds portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

In addition, foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Other risks of focusing on small foreign companies include limited or inaccurate information; limited product lines, markets or financial resources; and securities that may trade less frequently and in limited volume. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than funds that focus on larger-cap stocks. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below can give some indication of the risks of investing in the Fund by allowing a comparison to market performance. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
       1998
-------------------
      10.33%

During the one-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

International Small Cap Fund                   10.33%                -1.66%
Salomon Smith Barney World Extended
(ex-U.S.) Market Index+                        12.15%                 x.xx%
--------------------------------------------------------------------------------
                                               1 Year               Inception
                                                                     (6/9/97)

+See page __ for a description of this index.


1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98


Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.24%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.88%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.37%
    Fee Reduction and/or Expense Reimbursement                                                   0.22%

Net Expenses                                                                                     2.15%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 1.90%. This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $217          $671         $1,151           $2,471

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                      John Boich
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Emerging Markets Fund | MNEMX

Objective

[] Seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world


Strategy  [clipart]

The Fund invests at least 65% of its total assets in the stocks of companies based in the world's developing economies. The Fund typically maintains investments in at least six of these countries at all times, with no more than 35% of its assets in any single one of them. These may include:

[] Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

[] Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

[] Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

[]   The Middle East: Israel and Jordan

[] Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines computer-based screening techniques with in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.


Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
       1997               1998
------------------- -----------------
      x.xx%             -38.89%

During the two-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

Emerging Markets Fund                          -38.89%               -14.37%
IFC Global Index+                              -21.10%                x.xx%
--------------------------------------------------------------------------------
                                                1 Year              Inception
                                                                    (3/11/96)

+See page __ for a description of this index.


1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98


Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.16%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               1.16%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.57%
    Fee Reduction and/or Expense Reimbursement                                                   0.42%

Net Expenses                                                                                     2.15%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 1.90%. This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $217          $671         $1,151           $2,471

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                               Josephine Jimenez
                                                                  Bryan Sudweeks
                                                                    Frank Chiang
                                                  For more details see page ___.

                                                        For financial highlights
                                                                    see page ___

Select 50 Fund | MNSFX

Objective

[] Seeks long-term capital appreciation by investing in 10 companies from each of five different investment disciplines, for a total of 50 securities


Strategy  [clipart]

Five of Montgomery's portfolio management teams each select approximately 10 stocks that they believe may offer the greatest capital appreciation potential from their respective areas of expertise. These currently include:

[]  U.S. growth                 []  U.S. equity income      []  Emerging markets
[]  U.S. emerging growth        []  International equity

The result is a concentrated portfolio of at least 50 stocks that is allocated approximately equally among Montgomery's five equity disciplines and is well diversified with typically 60% allotted to U.S. securities of all capitalization ranges and 40% invested internationally. For details about the teams' individual strategies, please see the sections on the Montgomery Growth, U.S. Emerging Growth, Equity Income, International Growth and Emerging Markets Funds in this prospectus.


Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Although the Select 50 Fund diversifies its assets across different industries, market segments and countries, it typically invests in just 50 securities. As a result, the value of shares in the Fund may vary more than those of mutual funds investing in a greater number of securities.

In addition, the Fund invests in companies in emerging and developed foreign markets (each typically 20%), which may expose it to additional risks. Foreign and emerging stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions. This risk is heightened in the case of emerging markets because of their relative economic and political immaturity and, in many instances, dependence on only a few industries. They also tend to be less liquid, more volatile, and offer less regulatory protection for investors. Also, many of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

The Fund also invests a significant portion of its assets (typically 20%) in smaller companies, which may offer greater capital appreciation potential than larger companies but at potentially greater risk. Smaller companies may have more limited product lines, markets or financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus exclusively on them.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
       1997               1998
------------------- -----------------
      x.xx%              9.16%

During the two-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

Select 50 Fund                                           9.16%        18.00%
S&P 500 Index                                           28.75%         x.xx%
--------------------------------------------------------------------------------
*Calculated from 11/30/96                               1 Year       Inception
                                                                     (12/12/96)

1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98


Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.25%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.66%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.16%
    Fee Reduction and/or Expense Reimbursement                                                   0.11%

Net Expenses                                                                                     2.05%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 1.80%. This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $207          $641         $1,100           $2,369

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                (Fund Oversight)
                                        Portfolio managers from each equity team
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

U.S. Asset Allocation Fund | MNAAX

Objective

[] Seeks to provide shareholders with high total return (consisting of both capital appreciation and income) while also seeking to reduce risk by actively allocating its assets among stocks, bonds and money market securities


Strategy  [clipart]

As a "fund-of-funds," the Montgomery U.S. Asset Allocation Fund currently invests its assets in three underlying Montgomery Funds:

[]   Montgomery Growth Fund, for U.S. equity exposure

[]   Montgomery Total Return Bond Fund, for U.S. bond exposure

[]   Montgomery Government Money Market Fund, for cash exposure


The Fund's strategy is to analyze various market factors, including relative risk and return, using a proprietary computer program to help the portfolio managers determine what they believe is an optimal asset allocation among stocks, bonds and cash.

The Fund's total equity and bond exposure may each range from 20 to 80% of its assets. It may invest anywhere from 0 to 50% of its assets in a Montgomery money market fund. At times, the Fund may invest in other Montgomery Funds that have similar investment exposure to the Funds listed above.

The Fund's portfolio managers regularly adjust the proportion of assets allotted to the underlying portfolios in response to changing market conditions.


Risks   [clipart]

By investing a substantial portion of its assets in stock and bond mutual funds, the Fund may expose you to certain risks that could cause you to lose money. The value of the Fund's investments in the Montgomery Growth Fund, like investments in any stock fund, will fluctuate on a daily basis with movements in the stock market, as well as in response to the activities of the individual companies in which the Montgomery Growth Fund invests. The value of the Fund's investment in the Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, the bond's price usually increases. In addition, if the managers do not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
       1997               1998
------------------- -----------------
      x.xx%              6.03%

During the two-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

U.S. Asset Allocation Fund                  6.03%                12.38%
S&P 500 Index                              28.75%                 x.xx%
Lehman Brothers Aggregate Bond
Index                                       8.69%                 8.33%
--------------------------------------------------------------------------------
                                           1 Year               Inception
                                                                (1/2/96)

1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98


Fees & Expenses   [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.00%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses
        Top Fund Expenses                                                                        0.38%
        Underlying Fund Expenses                                                                 1.25%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.88%
    Fee Reduction and/or Expense Reimbursement                                                   0.33%

Net Expenses                                                                                     1.55%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ In addition to the 0.38% total operating expenses of the Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying Fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 1999, was 1.88%, calculated based on the Fund's total operating expense ratio (0.38%) plus a weighted average of the expense ratios of its underlying Funds (1.25%) plus a 12b-1 fee of 0.25%. Montgomery has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 1.30% (including the expenses of the underlying Funds). This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
$157            $488          $843            $1,839

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                         Portfolio managers from
                                                            each underlying Fund
                                                   For more details see page ___

                                                        For financial highlights
                                                                     see page __

                                                       U.S. FIXED-INCOME & MONEY
                                                                    MARKET FUNDS

Short Duration Government Bond Fund | MNSGX

Objective

[]   Seeks  maximum   total  return   consisting  of  both  income  and  capital
     appreciation, while striving to preserve shareholders' initial investment (principal) by investing in short-term U.S. government securities.


Strategy  [clipart]

The Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae").

The Fund may purchase bonds of any maturity, but generally the portfolio's overall effective duration is comparable to that of a three-year U.S. Treasury note. Typically, a lower duration means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


Risks  [clipart]

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery Short Duration Government Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, the bond's market price usually increases. A fund such as this one, which invests most of its assets in bonds will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Montgomery Short Duration Government Bond Fund is not a money market fund.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
       1997               1998
------------------- -----------------
      x.xx%              7.48%

During the two-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarter was Q_ 199_ (x.xx%).

Short Duration Gov't Bond Fund                       7.48%               6.69%
Lehman Brothers Gov't.
Bond 1-3 Yr. Index                                   6.97%               x.xx%
--------------------------------------------------------------------------------
                                                    1 Year             Inception
                                                                       (3/11/96)


1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98


Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.50%
    Distribution/Service (12b-1) Fee                                                             0.25%
              Other Expenses                                                                     1.02%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.77%
    Fee Reduction and/or Expense Reimbursement                                                   0.09%
    Less Interest and Taxes                                                                      0.73%

Net Expenses                                                                                     0.95%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 0.70%. This contract has a rolling 10-year term. Total expenses including interest and taxes were 1.60%, however, net expenses actually paid by shareholders because of additional voluntary reductions by the Manager were 0.87%.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
   $97          $302          $524            $1,163

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                                  Marie Chandoha
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Government Money Market Fund* | MNGXX

Objective

[] Money Market Fund: Seeks to provide shareholders with current income consistent with liquidity and preservation of capital by investing in short-term U.S. government securities


Strategy  [clipart]

The Fund invests exclusively in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"), in repurchase agreements for U.S. government securities and in similar money market funds.

The Fund invests in short-term U.S. government securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.


Risks  [clipart]

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in The Montgomery Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.


*Formerly named the Montgomery Government Reserve Fund.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]
       1997               1998
------------------- -----------------
      x.xx%              4.87%

During two-year period described above in the bar chart, the Fund's best quarter was Q_ 199_ (x.xx%) and the worst quarters were Q_ 199_ (x.xx%).

Gov't Money Market Fund                            4.87%                4.87%
Lipper U.S. Gov't Money
Market Fund Average                                4.89%                x.xx%
--------------------------------------------------------------------------------
                                                   1 Year             Inception
                                                                      (3/11/96)

                                         Average Annual Returns Through 12/31/98

1999 Return Through 9/30/99:  x.xx%        Seven-Day Yield as of 9/30/99:  x.xx%

               Call 800.572-FUND [3863] between 6 A.M. and 5 P.M.
                      Pacific time for the current yield.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                                 0.36%
    Distribution/Service (12b-1) Fee                                                               0.25%
    Other Expenses                                                                                 0.07%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                               0.68%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
   $69          $217          $378             $845

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

California Tax-Free Intermediate Bond Fund | MNCTX

Objective

[] Seeks to provide shareholders with maximum income exempt from federal and California state personal income taxes, while striving to preserve shareholders' initial investment (principal), by investing in intermediate-maturity California municipal bonds


Strategy  [clipart]

The Fund invests at least 80% of its net assets in intermediate-term, high-quality California municipal bonds. High-quality bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade bonds.

The Fund may purchase bonds of any maturity, but generally the portfolio's average dollar-weighted maturity ranges from five to 10 years. The Fund's portfolio managers invest in California municipal bonds that offer attractive yields and are considered to be under-valued relative to issues of similar credit quality and interest rate sensitivity. Although the Fund concentrates its assets in California municipal bonds, the portfolio manager strives to diversify the portfolio across sectors and issuers within that market.


Risks  [clipart]

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery California Tax-Free Intermediate Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, a bond's market price usually increases. A fund such as this one, which invests most of its assets in bonds, will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute principal stability. The Montgomery California Tax-Free Intermediate Bond Fund is not a money market fund.

The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. The Fund's objective is to provide income exempt from federal and California state personal income taxes, but some of its income may be subject to the alternative minimum tax.

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in another class of shares of the Fund not subject to the Class P Rule 12b-1 fee and how the total return of that class of shares of the Fund has varied from year-to-year. The table on the right compares the performance of that class of shares of the Fund with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

 [bar chart]
   1994               1995             1996              1997             1998
--------------------------------------------------------------------------------
  0.05%              11.41%            4.51%            7.50%             6.06%


During the five-year period described above in the bar chart, the Fund's best quarter was Q3 1998 (+3.59%) and the worst quarter was Q1 1994 (-1.43%).

CA Tax-Free Intermediate Bond Fund                               6.06%             5.84%                 5.74%
Merrill Lynch CA Municipal Intermediate Bond Index               6.31%             4.99%                 5.02%*
------------------------------------------------------------------------------------------------------------------------
*Calculated from 6/30/93                                         1 Year           5 Years              Inception
                                                                                                       (7/1/93++)



1999 Return Through 9/30/99:  x.xx%      Average Annual Returns Through 12/31/98

++ Represents the inception date of another class of shares of the Fund not subject to the Class P Rule 12b-1 fee.


Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee *                                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.50%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses #                                                                             0.30%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.05%
    Fee Reduction and/or Expense Reimbursement                                                   0.10%
Net Expenses                                                                                     0.95%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and 12b-1 fee) to 0.70%. This contract has a rolling 10-year term.

# Based on actual other expenses of another class of shares of the Fund not subject to the Class P Rule 12b-1 fee.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
   $97          $302          $524            $1,163

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

                                                            PORTFOLIO MANAGEMENT
PORTFOLIO MANAGEMENT

The investment manager of the Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 1999, Montgomery Asset Management managed approximately $x.x billion on behalf of some xxx,xxx investors in The Montgomery Funds.


U.S. Equity Funds

[photo] ROGER HONOUR, senior portfolio manager for the Montgomery Growth Fund (since 1993). Prior to joining Montgomery in June 1993, Roger Honour was a vice president and portfolio manager at Twentieth Century Investors in Kansas City, Missouri. From 1990 to 1992, he served as vice president and portfolio manager at Alliance Capital Management.

[photo] BRADFORD KIDWELL, portfolio manager for the Montgomery Small Cap Fund (since 1991). Prior to joining Montgomery in 1991, Brad Kidwell was the sole general partner and portfolio manager of Oasis Financial Partners. From 1987 to 1989, he covered the savings and loan industry for Dean Witter Reynolds.

[photo] WILLIAM KING, CFA, senior portfolio manager for the Montgomery Equity Income Fund (since 1994). Before joining Montgomery in 1994, Bill King gained analytical and portfolio management experience at Merus Capital Management. Previously, he was a financial analyst/manager for SEI and a division controller and financial analyst for Kaiser Aluminum and Kaiser Industries.

[photo] KATHRYN PETERS,  portfolio manager for the Montgomery Growth Fund (since
1995). Kathy Peters joined Montgomery in 1995. From 1992 to 1995, she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York. Prior to that she analyzed mezzanine investments for Barclays de Zoete Wedd.

[photo] JEROME "CAM" PHILPOTT, CFA, portfolio manager for the Montgomery Small Cap Fund (since 1991). Before joining Montgomery in 1991, Cam Philpott was a securities analyst with Boettcher & Company in Denver. Prior to that he was a securities analyst at Berger Associates Incorporated.

[photo] STUART ROBERTS, senior portfolio manager for the Montgomery Small Cap Fund (since 1990). Stuart Roberts has specialized in small-cap investing since 1983. Prior to joining Montgomery in 1990, he was a portfolio manager and analyst at Founders Asset Management in Denver, where he managed three growth-oriented mutual funds.


International and Global Equity Funds

[photo] JOHN BOICH, CFA, senior portfolio manager for the Montgomery International Growth (since 1995) and International Small Cap Funds (since
1997). John Boich joined Montgomery in 1993. From 1990 to 1993, John Boich was a vice president and portfolio manager at The Boston Company Institutional Investors, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

[photo] OSCAR CASTRO, CFA, senior portfolio manager for the Montgomery International Growth Fund (since 1995). Oscar Castro joined Montgomery in 1993. From 1991 to 1993 he was a vice president and portfolio manager at G.T. Capital Management, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

[photo] FRANK CHIANG, portfolio manager for the Montgomery Emerging Markets Fund (since 1996). Frank Chiang joined Montgomery in 1996. From 1993 to 1996, he was a portfolio manager and managing director at TCW Asia Ltd. in Hong Kong. Prior to that he was associate director and portfolio manager at

Wardley Investment Services, Hong Kong.

[photo] ANGELINE EE, portfolio manager with Montgomery's International/Global team (since 1994). Prior to joining Montgomery, Ms. Ee was a portfolio manager with AIGIC Investment Corp. in Singapore. From 1989 until 1990, Ms. Ee was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore.

[photo] JOSEPHINE JIMENEZ, CFA, senior portfolio manager for the Montgomery Emerging Markets Fund (since 1992). Before joining Montgomery in 1991, Josephine Jimenez worked at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager. The research and analysis methods she helped develop--including a proprietary stock valuation model for hyperinflationary economies--are the foundation of her investment strategy.

[photo] NANCY KUKACKA, portfolio manager with Montgomery's International/Global team (since 1995). Before joining Montgomery, Ms. Kukacka worked at CS First Boston Investment from 1994 through 1995 where she was an investment analyst covering consumer cyclical and non-durable sectors. Previously, Ms. Kukacka was an investment analyst at RCM Capital Management from 1990 through 1994, providing fundamental-based analysis for more than $12 billion in equity investments.

[photo] BRYAN SUDWEEKS, PH.D., CFA, director of quantitative research for the Montgomery Emerging Markets Fund (since 1992). Before joining Montgomery in 1991, Bryan Sudweeks was a senior analyst and portfolio manager at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C. Prior to that he was a professor of international finance and investments at George Washington University.


Multi-Strategy Funds

SELECT 50 FUND. The portfolio managers listed previously for the U.S. Equity Funds and the International and Global Equity Funds are the key members of the five portfolio management teams responsible for managing the Select 50 Fund.

U.S. ASSET ALLOCATION FUND. The portfolio managers listed previously for the U.S. Equity Funds and below for the U.S. Fixed Income and Money Market Funds allocate assets among the underlying Funds for the U.S. Asset Allocation Fund. Information about the portfolio managers for the underlying Funds, which currently include the Growth, Total Return Bond and Government Money Market Funds, is provided previously under U.S. Equity Funds and below under U.S. Fixed Income and Money Market Funds.


U.S. Fixed-Income and Money Market Funds

[photo] MARIE CHANDOHA, portfolio manager for the Montgomery Total Return Bond and Short Duration Government Bond Funds (since 1999). Prior to joining Montgomery in 1999, Marie Chandoha worked at Goldman Sachs & Co., where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, Ms. Chandoha held positions as a managing director of global fixed income and economics research at Credit Suisse First Boston. Prior to that Ms. Chandoha was a research analyst in mortgage securities at Morgan Stanley; and an economist at the Federal Reserve Bank of New York.

[photo] WILLIAM STEVENS, senior portfolio manager for the Montgomery Fixed-Income Funds (since 1992). Prior to joining Montgomery in 1992, Bill Stevens worked at Barclays de Zoete Wedd Securities, where he started its collateralized mortgage obligation (CMO) and asset-backed securities trading. From 1990 to 1991, Mr. Stevens traded stripped mortgage securities and mortgage-related interest rate swaps for the First Boston Company.

Management Fees and Operating Expense Limits

The table below shows the management fee rate actually paid to Montgomery  Asset
Management over the past fiscal year and the contractual limits on total operating expenses for each Fund. The management fee amounts may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.

                                                                     MANAGEMENT              TOTAL EXPENSE
                                                                        FEES                     LIMIT
MONTGOMERY FUND                                                     (annual rate)            (annual rate)
U.S. Equity Funds
     Montgomery Growth Fund                                             0.95%                    1.50%
     Montgomery Small Cap Fund                                          1.00%                    1.40%
     Montgomery Equity Income Fund                                      0.60%                    0.85%

International and Global Equity Funds
     Montgomery International Growth Fund                               1.12%                    1.65%
     Montgomery International Small Cap Fund                            1.24%                    1.90%
     Montgomery Emerging Markets Fund                                   1.16%                    1.90%

Multi-Strategy Funds
     Montgomery Select 50 Fund                                          1.25%                    1.80%
     Montgomery U.S. Asset Allocation Fund                              0.00%                    1.30%

U.S. Fixed-Income and Money Market Funds
     Montgomery Short Duration Government Bond Fund                     0.50%                    0.70%
     Montgomery Government Money Market Fund                            0.36%                    0.60%
     Montgomery California Tax-Free Intermediate Bond Fund              0.50%                    0.70%

Additional Investment Strategies and Related Risks

The Euro:  Single European Currency

On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the fifteen EU members have begun to convert their currencies to the euro including Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Denmark, Greece and Sweden). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The introduction of the euro has occurred, but the following uncertainties will continue to exist for some time:

[] Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably.

[] The applicable conversion rate for contracts stated in the national currency of an EU member.

[] The ability of clearing and settlement systems to process transactions reliably.

[]   The effects of the euro on European financial and commercial markets.

[] The effect of new legislation and regulations to address euro-related issues.

These and other factors could cause market disruptions and affect the value of your shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.


Defensive Investments

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.


Portfolio Turnover

The  Funds'  portfolio  managers  will sell a security  when they  believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following Montgomery Funds that invest in stocks will typically have annual turnover in excess of that rate because of their portfolio managers' investment style: International Growth, International Small Cap, Select 50, and U.S. Asset Allocation Funds. See "Financial Highlights," beginning on page ___, for each Fund's historical portfolio turnover.


The Year 2000

The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect a Fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

Montgomery is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. We are now completing tests on testing our internal systems. Montgomery is diligently working with external partners, suppliers, vendors and other service providers, to assure that the systems with which we interact will remain operational at all times.

In addition to taking reasonable steps to secure our internal systems and external relationships, Montgomery is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Funds' operations. Montgomery intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

However, despite Montgomery's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on a Fund's business, operations, or financial condition. Additionally, a Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the prices of securities the Fund owns. Issuers in countries outside of the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as required in the U.S. The Manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness. Montgomery understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.


Additional Benchmark Information

The International Finance Corporation (IFC) Global Composite Index comprises more than 1.200 individual stocks from 33 developing countries in Asia, Latin America, the Middle East, Africa and Europe.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and Far East. The returns are presented net of dividend withholding taxes.

The Salomon Smith Barney World Extended Market Index comprises the small-capitalization equities of each country in the Salomon Smith Barney Broad Market Index. The index contains approximately 3,000 issues in more than 20 countries, is calculated gross of withholding taxes and is capitalization weighted.

                                                            FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' performance for the periods shown.

The following selected per-share data and ratios for the periods ended June 30, 1999 and June 30, 1998, were audited by _______________________.

Their ___________, 1999 and August 14, 1998 reports appear in the 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1991 through June 30, 1997, was audited by other independent accountants. Their report is not included here.

The financial information for periods indicated with the note "R" relates to another class of shares of the California Tax-Free Intermediate Bond Fund not subject to the Class P Rule 12b-1 fees.

The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).

[table]
-------------------------------------------------------------------------------------------------------------------
                                                                               U.S. Equity Funds
                                                                                  Growth Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:     1999        1998++       1997++       1996(a)
-------------------------------------------------------------------------------------------------------------------

Net asset value - beginning of year                               $23.77       $23.12       $21.94       $19.22

  Net investment income/(loss)                                      0.13         0.11         0.09         0.03

  Net realized and unrealized gain/(loss)
  on investments                                                    2.22         3.55         3.96         2.69

  Net increase/(decrease) in net assets
  resulting from investment operations                              2.35         3.66         4.05         2.72

  Distributions:
    Dividends from net investment income                           (0.04)       (0.09)       (0.10)         --
    Distribution from net realized capital gains                   (1.57)       (2.92)       (2.77)         --
    Distribution in excess of net realized capital gains             --           --           --           --

  Total distributions                                              (1.61)       (3.01)       (2.87)         --

  Net asset value - end of year                                   $24.51       $23.77       $23.12       $21.94
====================================================================================================================
  Total return**                                                   11.62%       17.09%       20.41%       14.15%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                 $219         $198         $212          $82

  Ratio of net investment income/(loss) to average
  net assets                                                        0.71%        0.46%        0.44%        0.53%+

  Net investment income/(loss) before deferral
  of fees by Manager                                               $0.17        $0.11          --           --

  Portfolio turnover rate                                             54%          54%          61%         118%

  Expense ratio before deferral of fees by
  Manager including interest and tax expenses                       1.20%        1.45%         --           --

  Expense ratio including interest and tax expenses                 1.20%        1.45%        1.52%        1.60%+

  Expense ratio excluding interest and tax expenses                 1.19%        1.44%         --           --
-------------------------------------------------------------------------------------------------------------------

(a)  The Growth Fund's Class P shares commenced operations on January 12, 1996.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

------------------------------------------------------------------------------------------------------------------------------------
                                                                             U.S. Equity Funds

                                                            Small Cap Fund                         Equity Income Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
ENDED JUNE 30:                                      1999        1998++       1997(b)       1999        1998        1997++    1996(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of year                $20.53      $19.48       $21.73        $18.25      $17.90      $16.09    $15.66

  Net investment income/(loss)                      (0.20)      (0.20)       (0.20)         0.26        0.38        0.44      0.08

  Net realized and unrealized gain/(loss)
  on investments                                    (1.21)       4.22         1.13          2.31        2.27        3.35      0.35

  Net increase/(decrease) in net assets
  resulting from investment operations              (1.41)       4.02         1.03          2.57        2.65        3.79      0.43

  Distributions:
    Dividends from net investment income            --           --           --           (0.27)      (0.39)      (0.42)      --
    Distributions from net realized capital gains   (2.77)      (2.97)       (3.28)        (1.54)      (1.91)      (1.56)      --
    Distributions in excess of net realized
    capital gains                                   --           --           --            --          --          --         --

  Total distributions                               (2.77)      (2.97)       (3.28)        (1.81)      (2.30)      (1.98)      --

  Net asset value - end of year                    $16.35      $20.53       $19.48        $19.01      $18.25      $17.90    $13.38
====================================================================================================================================
  Total return**                                    (4.39)%     22.44%        5.74%        14.74%      15.49%      25.64%     2.75%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)               $20,606     $21,548       $6,656        $3,212      $2,719        $868        $2

  Ratio of net investment income/(loss) to
  average net assets                                (1.35)%    (0.95)%       (1.03)%+       1.46%       2.07%       2.68%     2.78+

  Net investment income/(loss) before deferral
  of fees by Manager                               $(0.20)    $(0.20)         --           $0.19       $0.28       $0.34     $0.06

  Portfolio turnover rate                           70.96%     68.65%        58.71%        57.13%      68.23%      62.31%    89.77%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expense        1.57%      1.49%         1.45+         1.47%       1.63%       1.71%     1.70%+

  Expense ratio including interest and tax
  expenses                                           1.57%      1.49%         --            1.10%       1.11%       --         --

  Expense ratio excluding interest and tax
  expenses                                           1.57%      1.49%         --            1.10%       1.10%       1.11%     1.10%+
------------------------------------------------------------------------------------------------------------------------------------


(b)  The Small Cap Fund's Class P shares commenced operations on July 1, 1996.

(c) The Equity Income Fund's Class P shares commenced operations on March 11, 1996.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

------------------------------------------------------------------------------------------------------------------------------------
                                                                        International and Global Equity Funds

                                                            International Growth Fund             International Small Cap Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
ENDED JUNE 30:                                        1999        1998       1997       1996(d)      1999       1998      1997(e)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                     $18.64    $16.22      $15.31      $13.66      $14.86     $11.75     $12.00

  Net investment income/(loss)                          0.17     (0.01)       0.05        0.00#      (0.05)      0.03       0.00#

  Net realized and unrealized gain/(loss) on
  investments                                           0.21      3.50        2.54        0.31        2.35       3.10       0.02

  Net increase/(decrease) in net assets resulting
  from investment operations                            0.38      3.49        2.59        1.65        2.30       3.13       0.02

  Distributions:
    Dividends from net investment income               --         --          --          --          --        (0.02)       --
    Distributions in excess of net investment
    income                                             (0.00)#    0.00#       --          --          --         --          --
    Distributions from net realized capital gains      (0.10)    (1.07)      (1.68)       --          --         --          --
    Distributions in excess of net realized
    capital gains                                      --         --          --          --          --         --          --

  Total distributions                                  (0.10)    (1.07)      (1.68)       --          --        (0.02)       --

  Net asset value-end of year                         $18.92    $18.64      $16.22      $15.31      $17.16     $14.86     $12.02
====================================================================================================================================
  Total return**                                        2.18%    23.03%      19.13%      12.08%      15.48%     26.68%      0.17%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                   $2,532        $5          $5          $1     $53,602    $41,640    $34,555

  Ratio of net investment income/(loss) to
  average net assets                                    0.72%    (0.03)%      0.32%       0.01%+     (0.34)%     0.20%      0.04%+

  Net investment income/(loss) before deferral of
  fees by Manager                                      $0.17    $(0.08)     $(0.06)     $(0.05)     $(0.14)    $(0.08)    $(0.02)

  Portfolio turnover rate                             141.12%   127.13%      95.02%     238.91%         85%       177%       124%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expense           2.10%     2.38%       2.62%       3.16%+      2.60%      2.76%      2.32%+

  Expense ratio including interest and tax expense      2.12%     1.91%       --          --          --         1.96%      1.99%+

  Expense ratio excluding interest and tax expense      1.90%     1.90%       1.91%       1.90%+      1.90%      1.90%      1.90%+
------------------------------------------------------------------------------------------------------------------------------------

(d) The International Growth Fund's Class P shares commenced operations on March 11, 1996.

(e) The International Small Cap Fund's Class P shares commenced operations on June 9, 1997.

#    Amount represents less than $0.01 per share.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

--------------------------------------------------------------------------------------------------------------------
                                                                     International and Global Equity Funds
                                                                               Emerging Markets Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:        1999         1998        1997       1996(f)
--------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                                    $9.74       $16.77       $14.19      $12.62

  Net investment income/(loss)                                        0.04         0.03         0.06        0.01

  Net realized and unrealized gain/(loss)
  on investments                                                      0.26        (6.61)        2.58        1.56

  Net increase/(decrease) in net assets
  resulting from investment operations                                0.30        (6.58)        2.64        1.57

  Distributions:
    Dividends from net investment income                              --          (0.12)       (0.06)       --
    Distributions in excess of net investment income                  --           --          --           --
    Distributions from net realized capital gains                     --          (0.33)       --           --
    Distributions in excess of net realized capital gains             --           --          --           --

  Total distributions                                                 --          (0.45)       (0.06)       --

  Net asset value-end of year                                       $10.85        $9.74       $16.77      $14.19
====================================================================================================================

  Total return**                                                      3.08%      (39.70)%      18.62%      12.44%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                   $520         $413         $607          $2

  Ratio of net investment income/(loss) to average
  net assets                                                          0.05%        0.30%        0.23%       0.33%+

  Net investment income/(loss) before deferral
  of fees by Manager                                                $(0.10)       $0.03        --          --

  Portfolio turnover rate                                               86%          97%          83%        110%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                        2.57%        1.90%       --          --

  Expense ratio including interest and tax expenses                   2.47%        1.90%       --          --

  Expense ratio excluding interest and tax expenses                   2.15%        1.85%        1.92%       1.97%+
--------------------------------------------------------------------------------------------------------------------

(f) The Emerging Markets Fund's Class P shares commenced operations on March 12, 1996.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

-----------------------------------------------------------------------------------------------------------
                                                                          Multi-Strategy Funds

                                                                             Select 50 Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:      1999          1998++         1997(g)
-----------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                                  $20.68        $19.98         $15.89

  Net investment income/(loss)                                       0.11          0.09          (0.02)

  Net realized and unrealized gain/(loss)
  on investments                                                    (0.27)         2.46           4.11

  Net increase/(decrease) in net assets
  resulting from investment operations                              (0.16)         2.55           4.09

  Distributions:
    Dividends from net investment income                            (0.30)         --             --
    Distributions in excess of net investment income                --             --             --
    Distributions from net realized capital gains                   (1.05)        (1.85)          --
    Distributions in excess of net realized capital gains           --             --             --
    Distributions from capital                                      --             --             --

  Total distributions                                               (1.35)        (1.85)          --

  Net asset value-end of year                                      $27.83        $20.68         $19.98
===========================================================================================================
  Total return**                                                    13.46%        14.12%         25.74%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                   $55          $52              $9

  Ratio of net investment income/(loss) to average
  net assets                                                         6.11%         0.34%         (0.21)%+

  Net investment income/(loss) before deferral
  of fees by Manager                                               $(0.56)        $0.09         $(0.03)

  Portfolio turnover rate                                             110%          151%           158%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                       2.16%         2.06%          2.17%+

  Expense ratio including interest and tax expenses                  2.16%         2.06%          -

  Expense ratio excluding interest and tax expenses                  1.98%         2.05%          2.07%+
-----------------------------------------------------------------------------------------------------------

(g)  The Select 50 Fund's Class P shares  commenced  operations  on December 12,
     1996.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

--------------------------------------------------------------------------------------------------------------
                                                                          Multi-Strategy Funds

                                                                        U.S. Asset Allocation Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:   1999        1998        1997++      1995(h)
--------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                               $19.11     $19.89       $19.33       $17.86

  Net investment income/(loss)                                    0.46       1.62         0.43         0.09

  Net realized and unrealized gain/(loss) on investments          1.11       1.01         2.13         1.38

  Net increase/(decrease) in net assets resulting from
  investment operations                                           1.65       2.63         2.56         1.47

  Distributions:
    Dividends from net investment income                         (0.89)     (0.84)       (0.34)       --
    Distributions in excess of net investment income             --          --           --          --
    Distributions from net realized capital gains                (3.09)     (0.74)       (1.66)       --
    Distributions in excess of net realized capital gains        --         (1.83)        --          --

  Total distributions                                            (3.98)     (3.41)       (2.00)       --

  Net asset value-end of year                                   $16.78     $19.11       $19.89       $19.33
==============================================================================================================
  Total return**                                                 11.15%     14.53%       14.35%        8.23%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                                $56         $71         $74          $43

  Ratio of net investment income/(loss) to average
  net assets                                                      1.99%      2.85%        2.30%        1.60%+

  Net investment income/(loss) before deferral
  of fees by Manager                                             $1.85      $1.59        $0.42        $0.08

  Portfolio turnover rate                                           36%         84%        169%         226%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                    0.63%      0.56%        1.74%        1.80%+

  Expense ratio including interest and tax expenses               0.51%      0.51%        1.68%        1.67%+

  Expense ratio excluding interest and tax expenses               0.51%      0.50%        1.56%        1.55%+
--------------------------------------------------------------------------------------------------------------

(h) The U.S. Asset Allocation Fund's Class P shares commenced operations on January 2, 1996.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

-------------------------------------------------------------------------------------------------------------
                                                           U.S. Fixed Income and Money Market Funds

                                                                    Short Duration Government
                                                                            Bond Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED
JUNE 30:                                                  1999          1998         1997         1996(i)
-------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                        $10.15         $9.99        $9.92         $9.98

  Net investment income/(loss)                             0.42          0.61         0.59          0.16

  Net realized and unrealized gain/(loss)
  on investments                                          (0.05)         0.12         0.06         (0.05)

  Net increase/(decrease) in net assets
  resulting from investment operations                     0.37          0.73         0.65          0.11

  Distributions:
    Dividends from net investment income                  (0.42)        (0.57)       (0.58)        (0.17)
    Distributions in excess of net investment income       --            --           --            --
    Distributions from net realized capital gains         (0.05)         --          (0.00)#        --
    Distributions in excess of net realized capital
    gains                                                  --            --           --            --
    Distributions from capital                             --            --           --            --

  Total distributions                                     (0.47)        (0.57)       (0.58)        (0.17)

  Net asset value-end of year                            $10.03        $10.15        $9.99         $9.92
=============================================================================================================

  Total return**                                           4.47%         7.34%        6.69%         1.12%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                      $3,887            $3           $0            $1

  Ratio of net investment income/(loss) to average
  net assets                                               5.14%         5.58%        5.62%         5.63%+

  Net investment income/(loss) before deferral
  of fees by Manager                                      $4.96         $0.55        $0.54         $0.14

  Portfolio turnover rate                                   142%           502%        451%          350%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses             1.77%         1.98%        2.30%         2.56%+

  Expense ratio including interest and tax expenses        1.60%         1.40%        1.80%         1.80%+

  Expense ratio excluding interest and tax expenses        0.87%         0.53%        0.85%         0.85%+
-------------------------------------------------------------------------------------------------------------

(i) The Short Duration Government Bond Fund's Class P shares commenced operations on March 1, 1996.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

-----------------------------------------------------------------------------------------------------------
                                                             U.S. Fixed Income and Money Market Funds

                                                                     Government Money Market Fund
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE
30:                                                            1999        1998       1997         1995(j)
-----------------------------------------------------------------------------------------------------------
Net asset value-beginning of year                                $1.00      $1.00      $1.00        $1.00

  Net investment income/(loss)                                   0.045      0.049       0.048       0.014

  Net realized and unrealized gain/(loss)
  on investments                                                (0.001)     0.000ss.    0.000ss.    0.000ss.

  Net increase/(decrease) in net assets resulting
  from investment operations                                     0.044      0.049       0.048       0.014

  Distributions:
    Dividends from net investment income                        (0.044)    (0.049)     (0.048)     (0.014)
    Distributions in excess of net investment income             --         --          --          --
    Distributions from net realized capital gains                --         --          --          --

  Total distributions                                          $(0.044)    (0.049)     (0.048)     (0.014)

  Net asset value-end of year                                    $1.00      $1.00      $1.00        $1.00
===========================================================================================================
  Total return**                                                  4.54%      5.00%      4.88%        1.38%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                              $1         --          --          $1

  Ratio of net investment income/(loss) to average
  net assets                                                      4.53%     4.90%       4.68%        4.91%+

  Net investment income/(loss) before deferral of
  fees by Manager                                               $0.045     $0.049      $0.048      $0.013

  Portfolio turnover rate                                        --          0.78%      --          --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                    0.68%     0.73%       0.87%        0.99%+

  Expense ratio including interest and tax expenses              --         --          --          --

  Expense ratio excluding interest and tax expenses               0.75%     0.78%       0.85%        0.85%+
-----------------------------------------------------------------------------------------------------------

(j) The Government Money Bond Fund's Class P shares commenced operations on March 11, 1996.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

ss.  Amount represents less than $0.001 per share.

-------------------------------------------------------------------------------------------------
                                              U.S. Fixed Income and Money Market Funds

                                              California Tax-Free Intermediate Bond Fund
SELECTED PER-SHARE DATA FOR THE YEAR
OR PERIOD ENDED JUNE 30:                1999(R)    1998(R)    1997(R)     1996(R)    1995(R)(k)
-------------------------------------------------------------------------------------------------
Net asset value-beginning of year         $12.86    $12.53     $12.23     $12.04        $11.79

  Net investment income                     0.51      0.51       0.53       0.54          0.44

  Net realized and unrealized
  gain/(loss)
  on investments                           (0.16)     0.33       0.30       0.19          0.25

  Net increase/(decrease) in net
  assets resulting from investment
  operations                                0.35      0.84       0.83       0.73          0.69

  Distributions:
    Dividends from net investment
    income                                 (0.51)    (0.51)     (0.53)     (0.54)        (0.44)
    Distributions in excess of net
    investment income                      (0.03)     --         --         --           (0.00)ss.
    Distributions from net realized
    capital gains                          --         --         --         --           --

  Total Distributions                      (0.54)    (0.51)     (0.53)     (0.54)        (0.44)

  Net asset value-end of year             $12.67     $12.86    $12.53     $12.23        $12.04
=================================================================================================
  Total return**                            2.71%     6.85%      6.91%      6.11%         6.03%

Ratios to average net
assets/supplemental data

  Net assets, end of year (in 000s)      $41,017   $35,667    $21,681     $13,948      $5,153

  Ratio of net investment income  to
  average net assets                        3.93%     4.03%      4.27%      4.34%         3.71%

  Net investment income/(loss) before
  deferral of fees by Manager              $0.48     $0.44      $0.47      $0.43         $0.34

  Portfolio turnover rate                    197%        42%        26%       58%           38%

  Expense ratio before deferral of
  fees by Manager, including interest
  and tax expenses                          0.80%     1.19%      1.18%      1.43%         1.41%

  Expense ratio including interest
  and tax expenses                          0.69%     0.69%      0.68%      0.61%         0.56%

  Expense ratio excluding interest
  and tax expenses                          0.69%     0.68%      --         --           --
-------------------------------------------------------------------------------------------------

(k) The California Tax-Free Intermediate Bond Fund's Class R shares commenced operations on July 1, 1993.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

ss.  Amount represents less than $0.001 per share.

[table]

Investment Options

The Funds' shares are offered only through financial intermediaries and financial professionals. To open a new account, complete and mail the New Account application included with this prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Trade requests  received after 1:00 P.M.  Pacific time (4:00 P.M.               Once an account is established, you can:
eastern  time) will be executed at the following  business  day's
closing  price.  Once a trade is placed it may not be  altered or               []   Buy, sell or exchange shares by phone.
canceled.                                                                            Contact The  Montgomery  Funds at  800.572.FUND
                                                                                     [3863].  Press  []  for a  shareholder  service
Checks should be made payable to:                                                    representative.  Press  [||] for the  automated
The Montgomery Funds                                                                 Montgomery Star System.

The  minimum  initial  investment  for each fund is  $1,000.  The               []   Buy or sell shares by mail
minimum subsequent investment is $100.                                               Mail buy/sell order(s) with your check:
                                                                                     By regular mail
                                                                                     The Montgomery Funds
                                                                                     c/o DST Systems, Inc.
                                                                                     P.O. Box 419073
                                                                                     Kansas City, MO 64141-6073

                                                                                     By express or overnight service:
                                                                                     The Montgomery Funds
                                                                                     c/o DST Systems, Inc.
                                                                                     210 West 10th Street, 8th Floor
                                                                                     Kansas City, MO 64105-1614

                                                                                []   Buy or sell shares by wiring funds
                                                                                     To: Investors Fiduciary Trust Company
                                                                                     ABA #101003621
                                                                                     For: DST Systems, Inc.
                                                                                     Account #7526601
                                                                                     Attention: The Montgomery Funds
                                                                                     For Credit to: [shareholder(s) name]
                                                                                     Shareholder account number:
                                                                                     [shareholder(s) account number]
                                                                                     Name of Fund: [Montgomery Fund name]

                                                             ACCOUNT INFORMATION
What You Need to Know About Your Montgomery Account

The Funds' shares are only offered for sale by the Funds Distributor, Inc. (Distributor) and through selected securities brokers and dealers. You pay no sales charge to invest in The Montgomery Funds. The minimum initial investment for each Fund is $1,000. The minimum subsequent investment is $100. Under certain conditions we or the Distributor may waive these minimums. If you buy shares through a broker or investment advisor, instead of directly from the Distributor, different requirements may apply. All investments must be made in U.S. dollars.

     We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.


Becoming a Montgomery Shareholder

To open a new account:

[] By Mail Send your completed application, with a check payable to The Montgomery Funds, to the appropriate address (see column at right). Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

[] By Wire Call us at (800) 572-FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

Investors Fiduciary Trust Company
ABA #101003621
For: DST Systems, Inc.

and include the following:

Account #7526601
Attention: The Montgomery Funds
For credit to: [shareholder(s) name]
Shareholder Account Number:
[shareholder(s) account number]
Name of Fund: [Montgomery Fund]


Please note: Your bank may charge a wire transfer fee.

[] By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

                                                                       [sidebar]
                                                                 Getting Started

                                             To invest, complete the New Account
                                     application at the back of this prospectus.
                                             Send it with a check payable to The
                                                               Montgomery Funds.

                                                                    Regular Mail
                                                            The Montgomery Funds
                                                           c/o DST Systems, Inc.
                                                                 P.O. Box 419073
                                                      Kansas City, MO 64141-6073

                                               Express Mail or Overnight Courier
                                                            The Montgomery Funds
                                                           c/o DST Systems, Inc.
                                                            210 West 10th Street
                                                                       8th Floor
                                                      Kansas City, MO 64105-1614

                                                              Foreign Investors:
                                     Foreign citizens and resident aliens of the
                                      United States living abroad may not invest
                                                         in The Montgomery Funds


How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate a fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently.
Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones from the United States. Major developments affecting the price of those securities may happen after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

     We calculate the net asset value (NAV) of each Montgomery Fund after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on the days on which the NYSE is closed for trading. Certain exceptions apply as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAV are in the Statement of Additional Information.

[] Money Market Fund. The price of the Money Market Fund is determined at 12 noon eastern time on most business days. If we receive your order by that time, your shares will be priced at the NAV calculated at 12 noon that day. If we receive your order after 12 noon eastern time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon will be eligible to accrue any dividend paid for the day of investment.

[] Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

[] Bank Holidays. On bank holidays we will not calculate the price of the U.S. Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these funds will be sold at the next NAV we determine after receipt of your order.


[sidebar]
TRADING TIMES
Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. Pacific time (4:00 P.M.
eastern time) will be executed at the next business day's closing price.

Buying Additional Shares

[] By Mail. Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

[] By Phone. Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call (800) 572-FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

   We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

> Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account).

> Send us a check by overnight or second-day courier service.

> Instruct your bank to wire money to our affiliated bank using the information in "Becoming A Montgomery Shareholder" (page ___).

[] By Wire. There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page ___).


Exchanging Shares

You may exchange Class P shares in one Fund for Class P shares in another, in accounts with the same registration, Taxpayer Identification number and address. There is a $100 minimum to exchange into a fund you currently own and a $1,000 minimum for investing in a new Fund. Note that an exchange may result in a realized gain or loss for tax purposes. You may exchange shares by phone at
(800) 572-FUND [3863].

Other Exchange Policies

[] We will process your exchange order at the next-calculated NAV.

[] You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed fund.

[] Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one fund during a 12-month period. We may also refuse an exchange into a fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification number will be counted together). Exchanges out of the Fixed-Income and Money Market Funds are exempt from this restriction.

[] We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy. n We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

[] Any redemption fees will apply to exchanges or redemptions out of a Fund.

Selling Shares

You may sell some or all of your fund shares on days that the New York Stock Exchange is open for trading (except bank holidays for the Fixed-Income and Money Market Funds). Note that a redemption may result in a realized gain or loss for tax purposes.

     Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Shares purchased by check may not be redeemed until 15 days after the purchase date. Within this 15-day period, you may choose to exchange into the Government Money Market fund.

     Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

> For sharers sold by wire pay a $10 wire transfer fee that will be deducted directly from their proceeds.

> For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.

     In  accordance  with the rules of the  Securities  and Exchange  Commission
(SEC)  we  reserve  the  right  to  suspend   redemptions  under   extraordinary
circumstances.

     Shares can be sold in several ways:

[] By Mail. Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

     If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

     If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted, voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion.
Call (800) 572-FUND [3863] for more details.

                                      [sidebar]

                                      Shareholder service is available Monday
                                      through Friday from 6:00 a.m. to 5:00 P.M.
                                      Pacific time.

                                      Shareholders can get information around-the-clock through the Montgomery Star System or www.montgomeryfunds.com.


[] By Check. If you have checkwriting privileges in your account, you may write a check to redeem some of your shares, but not to close your account in the Fixed-Income or Money Market Funds. A balance must be available for the Fund upon which the check is drafted. Investments by check must be invested for 15 days before they are available for redemption. Checkwriting is not available for funds in an IRA. Checks may not be written for amounts below $250. Checks require only one signature unless otherwise indicated. We will return your checks at the end of the month. Note that we may impose a charge for a stop-payment request.

[] By Phone. You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through one of our shareholder service representatives or through our automated Star System at (800) 572-FUND [3863]. You may not buy or sell shares in an IRA account by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies."


Other Policies

Minimum Account Balances

Due to the cost of maintaining small accounts, we require a minimum account balance of $1,000. If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.


Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses in order to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.


Share Marketing Plan ("Rule 12b-1 Plan")

The Funds have adopted a Rule 12b-1 Plan for the Class P shares. Under the Rule 12b-1 Plan, the Funds will pay distribution fees to the Distributor at an annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's aggregate average daily net assets attributable to its Class P shares to reimburse the Distributor for its distribution costs with respect to such class. Because the Rule 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Uncashed Redemption Checks

If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at (800) 572-FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

[sidebar]
BUYING AND SELLING SHARES THROUGH SECURITIES
BROKERS AND BENEFIT PLAN ADMINISTRATORS

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 p.m. Eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.


Telephone Transactions

By buying or selling shares over the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privilege.

     The shares you purchase by phone will be priced at the first net asset value we determine after receiving your purchase. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

     Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use several safeguards to ensure that the instructions we receive are accurate and authentic, such as:

>    Recording certain calls

> Requiring a special authorization number or other personal information not likely to be known by others

>    Sending a transaction confirmation to the investor

     The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

     We reserve the right to revoke the telephone transaction privilege of any shareholder at any time if he or she has used abusive language or misused the phone privilege by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

     If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

     Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

>    Using the automated Star System

>    By overnight courier

>    By telegram

You may discontinue phone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

     Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.


                                          [sidebar]
                                          INVESTMENT MINIMUMS

                                          For regular accounts and IRAs, the
                                          minimum initial investment is $1,000.
                                          Minimum subsequent investment is $100.


After You Invest

Taxes

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

     Additional information about tax issues relating to the Funds can be found in our Statement of Additional Information, available free by calling (800) 572-FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Funds.


A Note on the Montgomery Tax-Free Fund

The Montgomery California Tax-Free Intermediate Bond Fund intends to continue paying what the IRS calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of their assets in municipal bonds. If the Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income, to the extent that they derive its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the IRS.


Dividends and Distributions

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to all shareholders who maintain accounts with each Fund as of its "record date."

     If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distribution will be reinvested in additional Fund shares.


Keeping You Informed

After you invest you will receive our Shareholder Services Guide, which includes more information about buying, exchanging and selling shares in The Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System.

     During the year, we will also send you the following communications:

>    Confirmation statements

>    Account statements, mailed after the close of each calendar quarter

> Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

>    1099 tax form, sent by January 31

>    Annual updated prospectus, mailed to existing shareholders in the fall

     To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

 [sidebar]

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and
Boston, distributes The Montgomery Funds.

Investors Fiduciary Trust Company, located in Kansas
City, Missouri, is the Funds' master transfer agent. It performs certain record keeping and accounting functions for the Funds.

DST Systems, Inc. also located in Kansas City, Missouri, assists Investors Fiduciary Trust with certain record keeping and accounting functions for the Funds.


[table]
                                      INCOME DIVIDENDS                       CAPITAL GAINS
Equity Funds (except the       Declared and paid in the last         Declared and paid in the last
Equity Income Fund)            quarter of each calendar year*        quarter of each calendar year*

Equity Income Fund             Declared and paid on or about the     Declared and paid in the last
                               last business day of each quarter     quarter of each calendar year*

Multi-Strategy Funds           Declared and paid in the last         Declared and paid in the last
                               quarter of each calendar year*        quarter of each calendar year*

U.S. Fixed-Income and Money    Declared daily and paid monthly on    Declared and paid in the last
Market Funds                   or about the last business day of     quarter of each calendar year*
                               each month


*Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.

                                  [sidebar]

                                  HOW TO AVOID "BUYING A DIVIDEND"

                                  If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the increase of the Fund's appreciation.

[Outside back cover: The Montgomery Funds; Address; Contact Info; Logo]


You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.572.FUND [3863]. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call 800.SEC.0330. Reports and other information about The Montgomery Funds are available at the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009.

You can find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal period. To request a copy of the most recent annual or semiannual report, please call us at (800) 572-FUND [3863], option 3.


Corporate Headquarters:
The Montgomery Funds
101 California Street


---------------------------
   (800) 572-FUND [3863]
  www.montgomeryfunds.com
---------------------------

San Francisco, CA 94111-9361        SEC File Nos.: The Montgomery Funds 811-6011
                                                The Montgomery Funds II 811-8064

                                                   Funds Distributor, Inc. 10/99

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

--------------------------------------------------------------------------------

                             THE MONTGOMERY FUNDS II

                                 --------------

                                    FORM N-1A
                                 --------------

                                     PART C
                                 --------------


Item 23. Exhibits

         (a) Amended and Restated Agreement and Declaration of Trust as incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement as filed with the Commission on October 29, 1998 ("Post-Effective Amendment No. 37").

         (b) Amended and Restated By-Laws is incorporated by reference to Post-Effective Amendment No. 37.

         (c)      Instruments   Defining   Rights  of  Security   Holder  -  Not
                  applicable.

         (d) Investment Advisory Contracts - Form of Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the Commission on July 31, 1997 ("Post-Effective Amendment No. 22").

         (e) Form of Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 22.

         (f)      Bonus or Profit Sharing Contracts - Not applicable.

         (g) Form of Custody Agreement is incorporated by reference to Post-Effective Amendment No. 37.

         (h)      Other Material Contracts:

                  (1)      Form  of   Administrative   Services   Agreement   is
                           incorporated by reference to Post-Effective Amendment No. 22.

                  (2) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 37.

         (i) Opinion of Counsel as to legality of shares is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement as filed with the Commission on May 27, 1999.

         (j)      Other   Opinions:   Independent   Auditors'   Consent   -  Not
                  applicable.

         (k)      Omitted Financial Statements - Not applicable.

         (l)      Initial  Capital  Agreements:   Letter  of  Understanding  re:
                  Initial Shares is incorporated by reference to Post-Effective Amendment No. 37.

         (m) Rule 12b-1 Plan: Form of Share Marketing Plan (Rule 12b-1Plan) is incorporated by reference to Post-Effective Amendment No. 22.

         (n)      Financial Data Schedule. - Not applicable.

         (o) 18f-3 Plan - Form of Amended and Restated Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 37.

Item 24. Persons Controlled by or Under Common Control with the Fund

           Montgomery Asset Management, LLC, a Delaware limited liability company, is the manager of each series of the Registrant, of The Montgomery Funds, a Massachusetts business trust, and of The Montgomery Funds III, a Delaware business trust. Montgomery Asset Management, LLC is a subsidiary of Commerzbank AG based in Frankfurt, Germany. The Registrant, The Montgomery Funds and The Montgomery Funds III are deemed to be under the common control of each of those two entities.

Item 25. Indemnification

         Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

         Effective July 31, 1997, Montgomery Asset Management, L.P. completed the sale of substantially all of its assets to the current investment manager, Montgomery Asset Management, LLC ("MAM, LLC"), a subsidiary of Commerzbank A.G. Information about the officers and directors of MAM, LLC is provided below. The address for the following persons is 101 California Street, San Francisco, California 94111.

         R. Stephen Doyle             Chairman of the Board of Directors and
                                      Chief Executive Officer of MAM, LLC
         Mark B. Geist                President and Director of MAM, LLC
         F. Scott Tuck                Executive Vice President of MAM, LLC
         David E. Demarest            Secretary, Treasurer and
                                      Executive Vice President of MAM, LLC

         The following directors of MAM, LLC also are officers of Commerzbank AG. The address for the following persons is Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany.

         Heinz Josef Hockmann         Director of MAM, LLC
         Dietrich-Kurt Frowein        Director of MAM, LLC
         Andreas Kleffel              Director of MAM, LLC

Item 27. Principal Underwriter

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

                  American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
                  American Century Government Income Trust
                  American Century International Bond Funds
                  American Century Investment Trust
                  American Century Municipal Trust
                  American Century Mutual Funds, Inc.
                  American Century Premium Reserves, Inc.
                  American Century Quantitative Equity Funds
                  American Century Strategic Asset Allocations, Inc. American Century Target Maturities Trust
                  American Century Variable Portfolios, Inc.
                  American Century World Mutual Funds, Inc.
                  BJB Investment Funds
                  The Brinson Funds
                  Dresdner RCM Capital Funds, Inc.
                  Dresdner RCM Equity Funds, Inc.
                  Founders Funds, Inc.
                  Harris Insight Funds Trust
                  HT Insight Funds, Inc. d/b/a Harris Insight Funds
                  J.P. Morgan Institutional Funds
                  J.P. Morgan Funds
                  JPM Series Trust
                  JPM Series Trust II
                  LaSalle Partners Funds, Inc.
                  Kobrick-Cendant Investment Trust
                  Merrimac Series
                  Monetta Fund, Inc.
                  Monetta Trust
                  The Montgomery Funds
                  The Montgomery Funds II
                  The Munder Framlington Funds Trust
                  The Munder Funds Trust
                  The Munder Funds, Inc.
                  National Investors Cash Management Fund, Inc.
                  Orbitex Group of Funds
                  SG Cowen Funds, Inc.
                  SG Cowen Income + Growth Fund, Inc.
                  SG Cowen Standby Reserve Fund, Inc.
                  SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
                  SG Cowen Series Funds, Inc.
                  St. Clair Funds, Inc.
                  The Skyline Funds
                  Waterhouse Investors Family of Funds, Inc.
                  WEBS Index Fund, Inc.

                  The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts
                  02109.   Funds   Distributor  is  an  indirect   wholly
                  owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

         (b)      The following is a list of the executive  officers,  directors and partners of Funds Distributor, Inc.
                  Director, President and Chief Executive Officer     Marie E. Connolly
                  Executive Vice President                            George A. Rio
                  Executive Vice President                            Donald R. Roberson
                  Executive Vice President                            William S. Nichols
                  Senior Vice President, General Counsel, Chief       Margaret W. Chambers
                      Compliance Officer, Secretary and Clerk
                  Senior Vice President                               Michael S. Petrucelli
                  Director, Senior Vice President, Treasurer and      Joseph F. Tower, III
                      Chief Financial Officer
                  Senior Vice President                               Paula R. David
                  Senior Vice President                               Allen B. Closser
                  Senior Vice President                               Bernard A. Whalen
                  Chairman and Director                               William J. Nutt

         (c)      Not Applicable.

Item 28. Location of Accounts and Records.

           The accounts,  books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, DST Systems, Inc., P.O. Box 1004 Baltimore, Kansas City, Missouri 64105, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9),
(10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 101 California Street, San Francisco, California 94111.

Item 29. Management Services.

         There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings.

         (a)      Not applicable.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last annual report to shareholders, upon request and without charge.

         (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of
                  Section 16(c) of the Investment Company Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 30st day of August 1999.


                                      THE MONTGOMERY FUNDS II



                                      By:      George A. Rio*
                                               George A. Rio
                                               President and Principal Executive
                                               Officer;
                                               Treasurer and Principal Financial
                                               and Accounting Officer



         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


George A. Rio*               President and                       August 30, 1999
--------------------
George A. Rio                Principal Executive Officer,
                             Treasurer and Principal
                             Financial and Accounting
                             Officer


R. Stephen Doyle *           Chairman of the                     August 30, 1999
--------------------
R. Stephen Doyle             Board of Trustees


Andrew Cox *                 Trustee                             August 30, 1999
--------------------
Andrew Cox


Cecilia H. Herbert *         Trustee                             August 30, 1999
--------------------
Cecilia H. Herbert


John A. Farnsworth *         Trustee                             August 30, 1999
--------------------
John A. Farnsworth




*By:    /s/ Julie Allecta
        --------------------
        Julie Allecta, Attorney-in-Fact
        pursuant to Powers of Attorney previously filed.